UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2019

AQUA AMERICA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

__________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTR	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Wendy Franks to the Board of Directors

On December 18, 2019, Aqua America, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has appointed Wendy A. Franks, Ph.D. to the Board, effective and contingent upon the closing of the Company’s previously announced private placement transaction (the “Private Placement”) in which the Company has agreed to issue and sell shares of the Company’s common stock to Canada Pension Plan Investment Board, a federal Canadian Crown corporation (“CPPIB”) pursuant to the Stock Purchase Agreement dated March 29, 2019. Ms. Franks will be joining the Board as a nominee designated by CPPIB under the terms of the Stock Purchase Agreement. The closing of the Private Placement is expected to occur concurrently with the closing of the pending acquisition by the Company of the Peoples Gas entities through its acquisition of LDC Parent, LLC (“Peoples Gas Acquisition”), subject to certain closing conditions, including the closing of the Peoples Gas Acquisition, and the execution and delivery of a shareholder agreement between CPPIB and the Company. The size of the Board will be increased to nine effective and contingent upon the closing of the Private Placement.

Ms. Franks has been a part of CPPIB, Relationship Investments, since May 2012, where she is responsible for sourcing and evaluating potential relationship investment opportunities, monitoring portfolio company performance and development of the business network. Prior to joining CPPIB, she was an associate principal at McKinsey & Co., where she helped a number of clients develop business strategies. Ms. Franks is a non-executive director of ReNew Power, the largest renewable energy independent power producer in India, a position she has held since January 2018. Ms. Franks has a bachelor’s degree in chemical engineering and a master’s degree in applied science in electrical and computer engineering from the University of Waterloo. She holds a Ph.D. in Natural Sciences from the Swiss Federal Institute of Technology, Zurich.

The Board has determined that Ms. Franks is independent in accordance with the Company’s corporate governance guidelines and applicable requirements of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”). The Board has determined, based on her personal abilities, qualifications, knowledge, judgment, character, leadership skills, education, background and experience in fields and disciplines relevant to the Company, including her U.S. GAAP financial expertise, that Ms. Franks is qualified to serve on the Board and will make a positive contribution to the Board. Ms. Franks has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

The current compensation paid to non-employee members of the Board as last approved by the Board on December 12, 2018 consists of an annual cash retainer of $90,000 and an annual stock grant equal to $90,000 in value. CPPIB has informed the Company that employees of CPPIB typically do not receive direct compensation for service as a director. As such, Ms. Franks has elected to designate CPPIB as the recipient of the annual cash retainer of $90,000 and to waive the annual stock grant awarded to members of the Board. Accordingly, the Board voted to waive the requirement that Ms. Franks own shares of the Company common stock having a value equal to five times the annual base cash retainer for directors.

Committees of the Board of Directors

The Board determined to rotate Mr. Hilferty, the Lead Independent Director, off the Audit Committee of the Board, upon the appointment of Ms. Franks’ to the Board. Effective upon Ms. Franks’ appointment to the Board, the composition of the standing committees of the Board of Directors will be:

Committee	Chair	Other Members
Audit	Lee C. Stewart*	Wendy A. Franks, Francis O. Idehen*
Corporate Governance	Daniel J. Hilferty	Elizabeth B. Amato, Ellen T. Ruff, Christopher C. Womack
Executive Compensation	Ellen T. Ruff	Elizabeth B. Amato, Daniel J. Hilferty, Christopher C. Womack
Executive	Christopher H. Franklin	Daniel J. Hilferty, Ellen T. Ruff, Lee C. Stewart
Risk Mitigation and Investment Policy	Nicholas DeBenedictis	Christopher H. Franklin, Wendy A. Franks, Francis O. Idehen, Lee C. Stewart

* Audit Committee Financial Expert

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others: the Company’s anticipated closing of the Peoples Gas Acquisition and the Private Placement. You can identify these forward-looking statements by the use of words such as “expects,” “potential,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including: the Company’s ability to successfully complete the closing of the Peoples Gas Acquisition and the Private Placement in a timely manner or at all; and other factors discussed in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, which are filed with the SEC. For more information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s annual, quarterly and other SEC filings. The Company is not under any obligation—and expressly disclaims any such obligation—to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
10.1	Aqua America, Inc. Non-Employee Director Compensation, effective January 1, 2019 (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2018)
104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

By:	/s/ Christopher P. Luning
Christopher P. Luning
Executive Vice President, General Counsel and Secretary

Dated: December 23, 2019